EQUITY FUNDS
                              FIXED INCOME FUNDS

                           Supplement dated July 13,
                   2004 to Retail Shares Prospectus dated
                              November 30, 2003.

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE RETAIL SHARES PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE RETAIL SHARES PROSPECTUS.

         Effective July 30, 2004 the following section under the heading "Class A Front-End Sales Charge Waivers", on page 34 of the Equity and Fixed Income Funds Retail Shares Prospectus, is deleted in its entirety:

         (8) By individuals who purchase Shares with redemption proceeds (but only to the extent of such redemption proceeds) from another mutual fund (other than HighMark Funds) within 30 days of such redemption, provided that, the individuals paid a sales charge on the original shares redeemed. If you believe you qualify for this exemption, you must notify us at the time you purchase Class A Shares and provide us with evidence such as a confirmation of your share redemption.






                            PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.




HMK-SU-024-0100